Contact:         DIANE WUYCHECK - MEDIA
                                                   (412) 553-5911
                                                   OR
                                                   ROBERT ATKINSON - ANALYSTS
                                                   (412) 553-5768


                             Release Date:         FEBRUARY 25, 1998



                 ERI REPORTS 1997 BASIC EPS OF $2.17 VS. $1.69
               COMPANY POSTS FOURTH QUARTER EPS OF $1.16 VS. $.66
                    GAINS FROM ASSET SALES BOOST NET INCOME

         PITTSBURGH - Equitable Resources, Inc. (ERI) today reported 1997 net income of $78.1 million, or $2.17 basic earnings per share, compared to $59.4 million, or $1.69 basic earnings per share for 1996. Income from continuing operations, excluding nonrecurring items, was $61.9 million, or $1.73 earnings per share for 1997 compared to $54.9 million, or $1.56 earnings per share for 1996. Operating results in 1997 benefited primarily from increased prices for produced natural gas and lower exploration expense for the company's exploration and production (E&P) business unit. Those benefits were partially offset by lower gas and oil production volumes and lower throughput by the company's utilities segment.

         Fourth quarter 1997 net income was $42.5 million, or $1.16 basic earnings per share compared to $23.4 million, or $.66 basic earnings per share for the fourth quarter 1996. Separate nonrecurring gains contributed to the results of both quarters. Income from continuing operations for the fourth quarter 1997, excluding nonrecurring gains, was $26.6 million, or $.72 earnings per share, compared to $19.0 million, or $.53 earnings per share in 1996.

         Fourth quarter 1997 income includes an after-tax gain of $15.9 million, or $.44 earnings per share from completion of a portion of the sale of the company's western oil and gas production properties and the sale of its contract drilling division. The full-year 1997 results combine that gain with a previously reported after-tax gain of $15.4 million, or $.43 earnings per share, from the first portion of those property sales. The fourth quarter and full year 1996 results included a nonrecurring gain from the curtailment of the company's defined benefit pension plan for non-utility employees.

                                    --more--

         Operating results for the fourth quarter 1997 improved over the comparable period in 1996 primarily because of higher earnings contributed by the company's E&P business.

ERI SUPPLY & LOGISTICS

         ERI's Supply & Logistics segment explores for, produces and delivers natural gas and oil and is engaged in the transportation and storage of natural gas, production of natural gas liquids and bulk trading of natural gas and electricity.

         Supply & Logistics' 1997 results benefited from the asset sales described above as well as higher revenues from produced natural gas, lower exploration expense, and increased marketed natural gas sales.

         "We've made significant progress in our exploration and production strategy by concentrating on development opportunities in Appalachia, where we already maintain a competitive and technical advantage, and by focusing our exploration efforts on the high growth areas of the Gulf Coast area," said Donald I. Moritz, ERI's chief executive officer.

         ERI's natural gas production equaled 54.6 billion cubic feet (Bcf) in 1997, compared to 57.3 Bcf in 1996. Oil production declined to 1.5 million barrels, compared to 1.7 million barrels sold in 1996. The company's production declined primarily as a result of the sale of its western E&P properties. ERI was able to offset all of the subtracted daily production after the sale with equivalent daily production added by the completion of a major gas and oil property acquisition off Louisiana's Gulf coast. The E&P group has targeted this area for new drilling and major well workovers during 1998.

         The selling prices for Supply & Logistics' natural gas and oil production improved 17 percent, averaging $2.24 per million cubic feet (Mcf) and $17.22 per barrel, respectively, in 1997, compared to $1.91 per Mcf and $14.78 per barrel in 1996.

         Supply & Logistics' lower exploration expense was attributable to the shift from nonstrategic areas of exploration interest and to the phenomenal drilling success rate that ERI had in 1997, resulting in lower dry hole cost. The 97 percent success rate related to the 170 wells spudded during the year, including a 100 percent success standard on the 7 company operated wells drilled in the Gulf of Mexico. The E&P group had averaged a 91 percent drilling success rate for the period 1994 through 1996.

                                    --more--

ERI UTILITIES

         The  company's   Utilities   segment  includes  both  the  natural  gas
distribution division and the Appalachian natural gas gathering, transmission and storage operations.

         The 1997 operating results for this segment were negatively impacted by the previously announced, one-time after-tax charge of $8.5 million in the June quarter to recognize the impairment of the company's interest in a natural gas storage project and a portion of the September quarter's nonrecurring restructuring charge related to the evaluation and reduction of corporate office and non-core business functions. The segment's natural gas sales were affected by a shift from sales to transportation arrangements by many of its commercial and industrial customers who now buy their gas supply from non-utility suppliers, including ERI Services. Also, retail gas sales were lower as a result of weather in Equitable's principal service territory for the crucial first quarter that was 12 percent warmer than the first three months of 1996. Margins on gas sales improved in the fourth quarter following the Pennsylvania Public Utility Commission's approval of a $15.8 million annual base-rate increase that took effect October 15, 1997.

         "Favorable regulatory treatment and preparing for deregulation and customer choice in our residential natural gas program were key events for this business segment in 1997, " according to Mr. Moritz. "The base-rate increase, our first since 1992, applies to fixed customer charges and lessens the temperature effect on margins, raising the non-temperature sensitive revenues to 46 percent from 36 percent for Equitable Gas. In addition, Equitable Gas is one of the first local distribution companies in the nation to offer all its customers the ability to choose their gas supplier," he added.

ERI SERVICES

         ERI Services posted an operating loss for 1997, primarily due to delays in constructing energy service projects as well as the expenditure of more than $7 million in market research, development and other costs associated with the completion of the start-up of this newer segment.

         "We have had a longer developmental period than originally anticipated for this new business. However, we are well-positioned in our energy services business, particularly with the addition of NORESCO and the established, competitive expertise in both the private and public sectors it provides," said Mr. Moritz.

                                    --more--

OUTLOOK

         The company said that 1998 to date has presented challenges to earnings growth this year. Retail gas sales have declined due to weather in the company's distribution service territory that has been 21 percent warmer than normal, a variance that is being reflected across most of the United States. The lack of demand created by warmer weather nationwide has also put downward pressure on wellhead prices for natural gas. In addition, two successive winter storms have caused intermittent natural gas production curtailments in the company's Appalachian Basin producing area. Equitable said the company is reexamining its current business plan to find ways to offset the weather's impact on first quarter 1998 operating results.

         Equitable Resources is a fully-integrated energy exploration, distribution, marketing and energy services company. It offers customized energy (natural gas, natural gas liquids, crude oil and electricity) solutions to wholesale and retail customers with innovative products and services from its three business segments described above.

         Equitable Resources, Inc., is traded under the ticker symbol EQT.

         Portions of this document contain information that would be considered forward looking statements. The company notes that a variety of factors could cause the company's actual results to differ materially from the anticipated results or other expectations expressed in the company's forward looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the company's business include, but are not limited to the following: weather conditions, the pace of deregulation of retail natural gas and electricity markets, the timing and extent of changes in commodity prices for gas and oil, changes in interest rates, the timing and extent of the company's success in acquiring gas and oil properties and in discovering, developing and producing reserves, and the impact of competitive factors on profit margins in various markets in which the company competes.

                                    # # # #

                            FINANCIAL TABLES FOLLOW

        EQUITABLE RESOURCES' RECENT NEWS RELEASES ARE AVAILABLE FREE OF CHARGE BY FAX THROUGH COMPANY NEWS ON CALL AT 1-800-758-5804, EXT. 289250,
                  OR ON THE INTERNET AT HTTP://WWW.ERI2000.COM



                    EQUITABLE RESOURCES, INC AND SUBSIDIARIES

                  STATEMENTS OF CONSOLIDATED INCOME (UNAUDITED)
                      (Thousands Except Per Share Amounts)

                                                           Three Months Ended                 Year Ended
                                                              December 31,                   December 31,
                                                      ------------------------------------------------------------
                                                          1997            1996            1997            1996
                                                      -----------    ------------    -------------    ------------

Operating Revenues..................................   $ 689,578       $ 472,743      $ 2,151,015     $ 1,861,799
Cost of Sales.......................................     540,201         338,620        1,636,332       1,373,406
                                                      -----------    ------------    -------------    ------------

Net Operating Revenues..............................     149,377         134,123          514,683         488,393
Impairment of Assets and Nonrecurring Items (B).....           -          (7,370)          23,725          (7,370)
Operating Expenses..................................      94,310          94,951          378,520         366,975
                                                      -----------    ------------    -------------    ------------

Operating Income....................................      55,067          46,542          112,438         128,788

Other Income..(C)...................................      26,674          (1,106)          57,442           2,998
Interest Charges....................................      11,825          11,102           45,678          41,825
                                                      -----------    ------------    -------------    ------------

Income Before Income Taxes..........................      69,916          34,334          124,202          89,961

Income Taxes........................................      27,373          10,922           46,145          30,582
                                                      -----------    ------------    -------------    ------------

Net Income..........................................    $ 42,543        $ 23,412         $ 78,057        $ 59,379
                                                      ===========    ============    =============    ============

Average Common Shares Outstanding...................      36,800          35,335           36,003          35,188
                                                      ===========    ============    =============    ============

Earnings Per Share - Basic..........................      $ 1.16          $ 0.66           $ 2.17          $ 1.69
                                                      ===========    ============    =============    ============

Earnings Per Share - Assuming Dilution..............      $ 1.15          $ 0.66           $ 2.16          $ 1.69
                                                      ===========    ============    =============    ============


Notes:

(A) Due to the seasonal nature of the business and the volatility of gas and oil commodity prices, the interim statements for the three-month periods are not indicative of results for a full year.

(B) Includes $10.7 million in 1997 for costs related to evaluation and reduction of corporate office and non-core business functions recorded in the third quarter and $13.0 million in 1997 for costs related to Avoca gas storage project recorded in the second quarter. A gain of $7.4 million related to the curtailment of the Company's defined benefit pension plan for non-utility employees was recorded in the fourth quarter of 1996.

(C) Includes $52 million gain on sale of western oil and gas properties and contract drilling operations of which $25.6 million and $26.6 million were recorded in the third and fourth quarters of 1997, respectively.

Equitable Resources, Inc., and Subsidiaries
Segment Reporting Information

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                              1997
------------------------------------------------------------------------------------------------------------------------------------

                                                      Supply                                           Intersegment
                                                   and Logistics       Utilities         Services      Eliminations     Consolidated
                                                   ---------------------------------------------------------------------------------
                                                                                  Thousands

Operating Revenues:
    Residential retail gas sales                              -         294,308                 -             -           294,308
    Commercial retail gas sales                               -          32,113                 -             -            32,113
    Industrial and utility gas sales                          -          41,312                 -       (20,540)           20,772
    Transportation of gas                                 8,777          58,255                 -        (2,035)           64,997
    Storage of gas                                        4,199           8,414                 -          (223)           12,390
    Produced natural gas                                122,335               -                 -       (26,763)           95,572
    Marketed natural gas                              1,235,855          23,162           291,591      (174,203)        1,376,405
    Crude oil                                            26,022               -                 -             -            26,022
    Natural gas liquids                                 100,740               -                 -             -           100,740
    Marketed Electricity                                 36,974               -                 -             -            36,974
    Energy Service Contracting                                -               -            51,754             -            51,754
    Other                                                38,318          10,331             1,660       (11,341)           38,968
----------------------------------------------------------------------------------------------------------------------------------
        Total revenues                                1,573,220         467,895           345,005      (235,105)        2,151,015
Cost of Energy Purchased                              1,328,474         217,733           284,792      (232,351)        1,598,648
Energy Service Contract Costs                                 -               -            37,684             -            37,684
----------------------------------------------------------------------------------------------------------------------------------
            Net operating revenues                      244,746         250,162            22,529        (2,754)          514,683
----------------------------------------------------------------------------------------------------------------------------------

Operating Expenses:
    Production                                           31,777               -                 -             -            31,777
    Exploration                                           8,857               -                 -             -             8,857
    Gas processing                                       11,218               -                 -             -            11,218
    Other                                                64,840         147,271            30,150        (2,735)          239,526
    Depreciation, depletion and amortization             57,731          27,261             2,150             -            87,142
    Impairment of assets and other
            nonrecurring items                            1,200          22,325               200             -            23,725
----------------------------------------------------------------------------------------------------------------------------------
                  Total operating expenses              175,623         196,857            32,500        (2,735)          402,245
----------------------------------------------------------------------------------------------------------------------------------

Operating Income (Loss)                                  69,123          53,305            (9,971)          (19)          112,438
==================================================================================================================================


Sales Quantity:
    Residential retail gas sales - MMcf                       -          28,503                 -             -            28,503
    Commercial retail gas sales                               -           3,186                 -             -             3,186
    Industrial and utility gas sales                          -          14,995                 -        (7,052)            7,943
    Transportation deliveries                           113,133          81,922                 -       (44,174)          150,881
    Produced natural gas sales                           54,588               -                 -          (446)           54,142
    Marketed natural gas sales                          500,578           8,627            94,346       (69,552)          533,999
    Oil - thousands of barrels                            1,511               -                                             1,511
    Natural gas liquids - thousands of gallons          285,842               -                                           285,842


Average Selling Price:
    Residential retail gas sales - per Mcf                               10.326
    Commercial retail gas sales                                          10.079
    Industrial and utility gas sales                                      2.755
    Produced natural gas sales                           2.241
    Marketed natural gas sales                           2.469
    Oil - per barrel                                    17.222
    Natural gas liquids - per gallon                     0.352


Equitable Resources, Inc., and Subsidiaries
Segment Reporting Information

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                                  1996
------------------------------------------------------------------------------------------------------------------------------------

                                                      Supply                                           Intersegment
                                                   and Logistics       Utilities         Services      Eliminations    Consolidated
                                                   ---------------------------------------------------------------------------------
                                                                                      (Thousands)

Operating Revenues:
    Residential retail gas sales                              -         271,636                 -             -           271,636
    Commercial retail gas sales                               -          68,408             1,922             -            70,330
    Industrial and utility gas sales                          -          80,833                 -       (15,867)           64,966
    Transportation of gas                                 7,670          38,167                 -          (600)           45,237
    Storage of gas                                        1,099           7,305                 -          (233)            8,171
    Produced natural gas                                109,400               -                 -       (28,238)           81,162
    Marketed natural gas                              1,019,220          31,172           161,609       (77,551)        1,134,450
    Crude oil                                            25,520               -                 -             -            25,520
    Natural gas liquids                                 100,628               -                 -             -           100,628
    Marketed Electricity                                 15,167               -                 -             -            15,167
    Energy Service Contracting                                -               -             8,804             -             8,804
    Other                                                39,957           9,920                 -       (14,149)           35,728
----------------------------------------------------------------------------------------------------------------------------------
        Total revenues                                1,318,661         507,441           172,335      (136,638)        1,861,799
Cost of Energy Purchased                              1,092,939         246,323           159,985      (131,091)        1,368,156
Energy Service Contract Costs                                 -               -             5,250             -             5,250
----------------------------------------------------------------------------------------------------------------------------------
            Net operating revenues                      225,722         261,118             7,100        (5,547)          488,393
----------------------------------------------------------------------------------------------------------------------------------

Operating Expenses:
    Production                                           31,746               -                 -             -            31,746
    Exploration                                          15,615               -                 -             -            15,615
    Gas processing                                       10,484               -                 -             -            10,484
    Other                                                65,815         147,242            19,329        (5,637)          226,749
    Depreciation, depletion and amortization             55,415          26,608               358             -            82,381
    Impairment of assets and other
         nonrecurring items                              (5,363)         (1,962)              (45)            -            (7,370)
----------------------------------------------------------------------------------------------------------------------------------
            Total operating expenses                    173,712         171,888            19,642        (5,637)          359,605
----------------------------------------------------------------------------------------------------------------------------------

Operating Income (Loss)                                  52,010          89,230           (12,542)           90           128,788
==================================================================================================================================


Sales Quantity:
    Residential retail gas sales - MMcf                       -          30,549                 -             -            30,549
    Commercial retail gas sales                               -          10,505                 -             -            10,505
    Industrial and utility gas sales                          -          26,647                 -        (5,434)           21,213
    Transportation deliveries                           120,363          70,345                 -       (36,624)          154,084
    Produced natural gas sales                           57,295               -                 -       (14,862)           42,433
    Marketed natural gas sales                          446,736          10,110            55,915       (34,147)          478,614
    Oil - thousands of barrels                            1,727               -                 -             -             1,727
    Natural gas liquids - thousands of gallons          280,579               -                 -             -           280,579


Average Selling Price:
    Residential retail gas sales - per Mcf                                8.892
    Commercial retail gas sales                                           6.512
    Industrial and utility gas sales                                      3.033
    Produced natural gas sales                           1.909
    Marketed natural gas sales                           2.281
    Oil - per barrel                                    14.777
    Natural gas liquids - per gallon                     0.359



Equitable Resources, Inc., and Subsidiaries
Segment Reporting Information

------------------------------------------------------------------------------------------------------------------------------------
Three Months Ended December 31,                                                     1997
------------------------------------------------------------------------------------------------------------------------------------

                                                       Supply                                         Intersegment
                                                   and Logistics       Utilities       Services       Eliminations     Consolidated
                                                   ---------------------------------------------------------------------------------
                                                                                 Thousands
Operating Revenues:
    Residential retail gas sales                              -          89,147               -              -             89,147
    Commercial retail gas sales                               -           8,489               -              -              8,489
    Industrial and utility gas sales                          -           5,820               -         (3,937)             1,883
    Transportation of gas                                 4,071          20,149               -           (608)            23,612
    Storage of gas                                        1,853           2,457               -            (58)             4,252
    Produced natural gas                                 35,478               -               -         (9,487)            25,991
    Marketed natural gas                                441,933           7,564          65,233        (58,993)           455,737
    Crude oil                                             5,445               -               -              -              5,445
    Natural gas liquids                                  23,808               -               -              -             23,808
    Marketed Electricity                                 18,166               -               -              -             18,166
    Energy Service Contracting                                -               -          23,298              -             23,298
    Other                                                 7,539           2,196             909           (894)             9,750
----------------------------------------------------------------------------------------------------------------------------------
        Total revenues                                  538,293         135,822          89,440        (73,977)           689,578
Cost of Energy Purchased                                473,739          58,474          63,912        (73,261)           522,864
Energy Service Contract Costs                                 -               -          17,337              -             17,337
----------------------------------------------------------------------------------------------------------------------------------
            Net operating revenues                       64,554          77,348           8,191           (716)           149,377
----------------------------------------------------------------------------------------------------------------------------------

Operating Expenses:
    Production                                            6,210               -               -              -              6,210
    Exploration                                           2,252               -               -              -              2,252
    Gas processing                                        2,680               -               -              -              2,680
    Other                                                12,283          36,692           9,437           (689)            57,723
    Depreciation, depletion and amortization             18,022           6,896             527              -             25,445
    Impairment of assets and other
         nonrecurring items                                   -               -               -              -                  -
----------------------------------------------------------------------------------------------------------------------------------
            Total operating expenses                     41,447          43,588           9,964           (689)            94,310
----------------------------------------------------------------------------------------------------------------------------------

Operating Income (Loss)                                  23,107          33,760          (1,773)           (27)            55,067
==================================================================================================================================


Sales Quantity:
    Residential retail gas sales - MMcf                       -           9,255               -              -              9,255
    Commercial retail gas sales                               -             907               -              -                907
    Industrial and utility gas sales                          -           1,669               -         (1,174)               495
    Transportation deliveries                            30,226          19,863               -        (11,296)            38,793
    Produced natural gas sales                           14,300               -               -           (120)            14,180
    Marketed natural gas sales                          148,297           2,350          18,904        (18,332)           151,219
    Oil - thousands of barrels                              318               -               -              -                318
    Natural gas liquids - thousands of gallons           67,490               -               -              -             67,490


Average Selling Price:
    Residential retail gas sales - per Mcf                               9.632
    Commercial retail gas sales                                          9.359
    Industrial and utility gas sales                                     3.487
    Produced natural gas sales                           2.481
    Marketed natural gas sales                           2.980
    Oil - per barrel                                    17.123
    Natural gas liquids - per gallon                     0.353


Equitable Resources, Inc., and Subsidiaries
Segment Reporting Information

------------------------------------------------------------------------------------------------------------------------------------
Three Months Ended December 31,                                                     1996
------------------------------------------------------------------------------------------------------------------------------------

                                                      Supply                                          Intersegment
                                                   and Logistics       Utilities         Services     Eliminations    Consolidated
                                                   ---------------------------------------------------------------------------------
                                                                                 Thousands

Operating Revenues:
    Residential retail gas sales                              -          87,107                 -            -           87,107
    Commercial retail gas sales                               -          10,975                 -            -           10,975
    Industrial and utility gas sales                          -          18,295                 -       (8,141)          10,154
    Transportation of gas                                 1,514          15,384                 -         (438)          16,460
    Storage of gas                                          584           1,869                 -          (59)           2,394
    Produced natural gas                                 28,380               -                 -       (5,732)          22,648
    Marketed natural gas                                206,477           8,371            97,229      (46,151)         265,926
    Crude oil                                             4,970               -                 -            -            4,970
    Natural gas liquids                                  34,084               -                 -            -           34,084
    Marketed Electricity                                  2,466               -                 -            -            2,466
    Energy Service Contracting                                -               -             8,804            -            8,804
    Other                                                 7,663           2,700                 -       (3,608)           6,755
--------------------------------------------------------------------------------------------------------------------------------
        Total revenues                                  286,138         144,701           106,033      (64,129)         472,743
Cost of Energy Purchased                                227,641          72,568            95,840      (62,679)         333,370
Energy Service Contract Costs                                 -               -             5,250            -            5,250
--------------------------------------------------------------------------------------------------------------------------------
            Net operating revenues                       58,497          72,133             4,943       (1,450)         134,123
--------------------------------------------------------------------------------------------------------------------------------

Operating Expenses:
    Production                                            8,017               -                 -            -            8,017
    Exploration                                           3,557               -                 -            -            3,557
    Gas processing                                        2,798               -                 -            -            2,798
    Other                                                18,841          38,273             5,117       (1,570)          60,661
    Depreciation, depletion and amortization             12,761           6,833               324            -           19,918
    Impairment of assets and other
        nonrecurring items                               (5,363)         (1,962)              (45)           -           (7,370)
--------------------------------------------------------------------------------------------------------------------------------
            Total operating expenses                     40,611          43,144             5,396       (1,570)          87,581
--------------------------------------------------------------------------------------------------------------------------------

Operating Income (Loss)                                  17,886          28,989              (453)         120           46,542
================================================================================================================================


Sales Quantity:
    Residential retail gas sales - MMcf                       -           9,161                 -            -            9,161
    Commercial retail gas sales                               -           1,179                 -            -            1,179
    Industrial and utility gas sales                          -           5,504                 -       (2,788)           2,716
    Transportation deliveries                            28,505          19,564                 -      (11,970)          36,099
    Produced natural gas sales                           13,510               -                 -       (3,716)           9,794
    Marketed natural gas sales                           84,962           3,492            30,507      (19,075)          99,886
    Oil - thousands of barrels                              415               -                 -            -              415
    Natural gas liquids - thousands of gallons           78,394               -                 -            -           78,394


Average Selling Price:
    Residential retail gas sales - per Mcf                                9.508
    Commercial retail gas sales                                           9.309
    Industrial and utility gas sales                                      3.324
    Produced natural gas sales                           2.101
    Marketed natural gas sales                           2.430
    Oil - per barrel                                    11.976
    Natural gas liquids - per gallon                     0.435
